UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 18, 2024
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-3962	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
599 South Schmidt Road Bolingbrook, IL		60440
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	NASDAQ Global Select Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03     Material Modification to Rights of Security Holders.

The information disclosed under Items 5.03 and 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 18, 2024, Hyzon Motors Inc. (the “Company”) filed a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware increasing the number of authorized shares of Class A common stock, par value $0.0001 per share (“Common Stock”), from 400,000,000 to 1,000,000,000 shares, as further described in the Company’s definitive proxy statement for the Special Meeting of Stockholders held on July 18, 2024 (the “Special Meeting”) as filed with the Securities and Exchange Commission on June 24, 2024 (the “Proxy Statement”) and as approved at the Special Meeting. The Certificate of Amendment became effective upon filing with the Secretary of State.

A copy of the Certificate of Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the Certificate of Amendment is qualified in its entirety by reference to such exhibit.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The information disclosed under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07 to the extent required.

Results of the voting at the Special Meeting are set forth below.

Proposal 1 – Increase Authorized Shares. The Company’s stockholders approved the increase in the number of authorized shares of Common Stock from 400,000,000 to 1,000,000,000 shares, with votes cast as follows:

For	Against	Withhold/Abstain	Broker Non-Votes
175,560,164	7,500,129	204,359	—

Proposal 2 – Adjournment Proposal. The Company’s stockholders approved the adjournment of the Special Meeting to solicit additional proxies in favor of Proposal 1, but such an adjournment was not necessary in light of the approval of Proposal 1 at the Special Meeting. The voting results for Proposal 2 were as follows:

For	Against	Withhold/Abstain	Broker Non-Votes
178,049,967	4,575,815	638,870	—

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: July 18, 2024	By:	/s/ Parker Meeks
	Name:	Parker Meeks
	Title:	Chief Executive Officer